UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 4, 2004

(Date of earliest event reported)

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 141 & Henry Clay Road, Building E336, Wilmington, DE 19880

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 498-6700

Item 12.    Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 4, 2004, Incyte Corporation (“Incyte”) issued a press release regarding Incyte’s financial results for its fiscal quarter ended March 31, 2004. The full text of Incyte’s press release is furnished herewith as Exhibit 99.1.

Exhibits.

Exhibit 99.1	Press release issued by Incyte Corporation dated May 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 4, 2004.

INCYTE CORPORATION

By:	/s/ Patricia A. Schreck

Patricia A. Schreck Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Incyte Corporation dated May 4, 2004